UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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March 31, 2014

To our Stockholders:

The Board of Directors of Dr Pepper Snapple Group, Inc. has approved the addition of a proposal to the Agenda for the annual meeting of stockholders of Dr Pepper Snapple Group, Inc. to be held on Thursday, May 15, 2014 at 10:00 a.m., Central Daylight Time, at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034.

The Board is asking the Stockholders to vote on the approval of the amendment to the performance-based criteria under the Omnibus Stock Incentive Plan of 2009 and to approve such criteria under Section 162(m) of the Internal Revenue Code for future awards.  Details regarding this additional proposal are provided in the Supplemental Information which is being provided with this letter.  An Amended Notice of Annual Meeting is being delivered with the Supplemental Information.  You should read the Amended Notice of Annual Meeting and Supplemental Information in conjunction with the Dr Pepper Snapple Group, Inc. Proxy Statement and our 2013 Annual Report, which are being transmitted to you concurrently with this Supplemental Information.

Your vote is important.  Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible.

Thank you for your ongoing support of Dr Pepper Snapple Group.

Sincerely,

/s/ Wayne R. Sanders

Wayne R. Sanders Chairman of the Board

/s/ Larry D. Young

Larry D. Young President and Chief Executive Officer

DR PEPPER SNAPPLE GROUP, INC.

5301 Legacy Drive

Plano, Texas 75024

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 15, 2014, 10:00 a.m., Central Daylight Time

Place of Meeting:	Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034

Business to be conducted:	1.

To elect John L. Adams, Joyce M. Roché, Ronald G. Rogers, Wayne R. Sanders, Jack L. Stahl and Larry D. Young as directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

	2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2014.

	3.	To approve an advisory resolution regarding the compensation of our Named Executive Officers as disclosed in these materials.

	4.	To consider and act upon a stockholder proposal if properly presented at the Annual Meeting.

5.

To approve the amendment to the performance-based criteria under the Omnibus Stock Incentive Plan of 2009 and to approve such criteria under Section 162(m) of the Internal Revenue Code for future awards.

	6.	To transact such other business as may properly come before the meeting.

Adjournments and Postponements:

Any action on the business to be conducted may be considered at the date and time of the Annual Meeting as specified above or at any time or date to which the Annual Meeting may be properly adjourned and postponed.

Record Date:	You are entitled to vote at the Annual Meeting if you were a stockholder of record as of the close of business on March 17, 2014.

Voting Rights:	A holder of shares of our common stock is entitled to one vote, in person or by proxy, for each share of our common stock on all matters properly brought before the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible.  You may vote your shares via a toll-free telephone number or over the Internet.  If you received a paper copy of a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form for the Annual Meeting by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed envelope provided.  For specific instructions on how to vote your shares, please refer to the section entitled “General Information — Questions and Answers — How can I vote my shares without attending the Annual Meeting?” beginning on page 3 of the Proxy Statement.

This Amended Notice of Annual Meeting of Stockholders, this Supplemental Information and the Proxy Statement and form of proxy are being distributed on or about March 31, 2014.

By Order of the Board of Directors

/s/ James L. Baldwin

James L. Baldwin Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL STOCKHOLDERS’ MEETING TO BE HELD ON MAY 15, 2014

The Company’s Proxy Statement, Supplemental Information and Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available at www.proxyvote.com.

Dr Pepper Snapple Group, Inc.

Annual Meeting of Stockholders

May 15, 2014

Supplemental Information to the Proxy Statement

This Supplemental Information should be read in conjunction with the Dr Pepper Snapple Group, Inc., a Delaware corporation (referred to in this Supplemental Information as the “Company,” “we,” “us” or “our”) Proxy Statement dated March 24, 2014 and our 2013 Annual Report, which are being transmitted to you concurrently with this Supplemental Information.

We are providing this Supplemental Information in order to provide information regarding an additional proposal being presented for approval by the stockholders at the Annual Meeting of Stockholders.  We are requesting the stockholders to approve a proposal to amend the performance-based criteria under the Omnibus Stock Incentive Plan of 2009 (the “2009 Stock Plan”) and to approve such criteria to comply with Section 162(m) of the Internal Revenue Code, as amended (the “Code”) for future awards.  Incorporated into the Proxy Statement is the discussion set forth below with respect to such additional proposal and to amend the ballot to include such additional proposal to be voted upon at DPS’ Annual Meeting of Stockholders to be held on May 15, 2014 (referred to herein as “Annual Meeting”).

GENERAL INFORMATION

QUESTIONS AND ANSWERS

Why did I receive this Supplemental Information?

This Supplemental Information is being made available to you over the Internet or paper copies of these materials being delivered to you by mail as a stockholder of record, as of March 17, 2014 (the “record date”), of the Company in connection with the solicitation by our Board of Directors (referred to in this Supplemental Information as the “Board”) of proxies to be voted at the Annual Meeting of Stockholders to be held on May 15, 2014 (referred to in this Supplemental Information as the “Annual Meeting”).  This Supplemental Information will be made available to you over the Internet or mailed on or about March 31, 2014 to our stockholders of record on the record date.  As a stockholder of record on the record date, you are invited to attend the Annual Meeting and are entitled to and are requested to vote on the items of business described in this Proxy Statement.

When and where is the Annual Meeting to be held?

The Annual Meeting will be held at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034 on May 15, 2014, at 10:00 a.m., Central Daylight Time, or at any adjournments thereof, for the purposes stated in the Amended Notice of Annual Meeting of Stockholders.

Do I need a ticket to attend the Annual Meeting?

You will need an admission ticket or proof of ownership of our common stock to enter the Annual Meeting.  If you hold shares directly in your name as a stockholder of record and have received a copy of our proxy materials, an admission ticket is attached to your printed proxy card.  If you plan to attend the Annual Meeting, please vote your proxy prior to the Annual Meeting but keep the admission ticket and bring it with you to the Annual Meeting.

If your shares are held beneficially in the name of a broker, trustee or other nominee and you wish to be admitted to the Annual Meeting, you will have to bring either a copy of the voting instruction form provided by your broker, trustee or other nominee, or a copy of a brokerage statement showing your ownership of our common stock as of March 17, 2014.

If you are representing an entity holding shares, then you must present a proxy signed by that entity evidencing that you are authorized to attend the Annual Meeting and vote the shares or are otherwise representing the entity at the Annual Meeting.  If you are representing an entity whose shares are held beneficially in the name of a broker, trustee or other nominee you will have to bring either a copy of the voting instruction form provided by such entity’s broker, trustee or other nominee, or a copy of a brokerage statement showing the entity’s ownership of our common stock as of March 17, 2014, in addition to the proxy signed by the entity you are representing.

All stockholders must also present a form of photo identification, such as a valid driver’s license or passport, in order to be admitted to the Annual Meeting.

Are Proxy Materials available via the Internet?

Under rules adopted by the Securities and Exchange Commission (“SEC”), we primarily furnish proxy materials to our stockholders on the Internet, rather than mailing paper copies of the materials to each stockholder, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the fiscal year ended December 31, 2013 is sometimes herein referred to as “2013” or “fiscal year 2013” ), with a filing date of February 19, 2014 (our “2013 Form 10-K”).  If you received a notice regarding the availability of proxy materials (the “Notice”) by mail or electronic mail, you will not receive a paper copy of these proxy materials unless you request one.  Instead, the Notice will instruct you as to how you may vote your shares.  The Notice will also instruct you as to how you may access your proxy card to vote over the Internet.  If you received a Notice by mail or electronic mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice.

What information is contained in this Supplemental Information?

This Supplemental Information provides our stockholders with information about the additional proposal to be voted on by the stockholders to approve the amendment to the performance-based criteria under the 2009 Stock Plan and to approve such criteria under Section 162(m) of the Internal Revenue Code for future awards.

How may I obtain a copy of the Company’s 2013 Form 10-K and other financial information?

Stockholders may request a free copy of our 2013 Form 10-K by writing to us at the following address:

Dr Pepper Snapple Group, Inc.

Attn: Investor Relations

5301 Legacy Drive

Plano, Texas 75024

Alternatively, stockholders can access our 2013 Form 10-K and other financial information on the Investors section of our website at:

www.drpeppersnapplegroup.com

The Company also will furnish any exhibit to our 2013 Form 10-K if specifically requested.

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal 1:                      To elect John L. Adams, Joyce M. Roché, Ronald G. Rogers, Wayne R. Sanders, Jack L. Stahl and Larry D. Young as directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

Proposal 2:                      To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2014.

Proposal 3:                      To approve an advisory resolution regarding the compensation of our Named Executive Officers as disclosed in these materials.

Proposal 4:                      To consider and act upon a stockholder proposal if properly presented at the Annual Meeting.

Proposal 5:                      To approve the amendment to the performance-based criteria under the 2009 Stock Plan and to approve such criteria under Section 162(m) of the Internal Revenue Code for future awards.

We also will consider any other business that properly comes before the Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends a vote:

1.              FOR each of the nominees for director listed in these materials and on the proxy card;

2.              FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2014;

3.              FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in the Proxy Statement;

4.              AGAINST the stockholder proposal if properly presented at the Annual Meeting; and

5.              FOR the approval, of the amendment to the performance-based criteria under the 2009 Stock Plan and to approve such criteria under Section 162(m) of the Internal Revenue Code for future awards.

What shares can I vote at the Annual Meeting?

The Board has fixed the close of business on March 17, 2014 as the record date for the Annual Meeting.  Only holders of record of the outstanding shares of our common stock at the close of business on the record date are entitled to vote at the Annual Meeting or any adjournments thereof.

As of the close of business on the record date, we had 198,528,982 shares of common stock, $0.01 par value per share, issued and outstanding.  A holder of shares of our common stock is entitled to one vote for each share of our common stock, in person or by proxy, on all matters properly brought before the Annual Meeting.

How can I vote my shares at the Annual Meeting?

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting.  Shares, for which you are the beneficial owner, but not the stockholder of record, may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.  Voting in person will replace any previous votes that you submitted by proxy.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted by proxy without attending the Annual Meeting.  There are three ways to vote by proxy:

By Internet — Stockholders who have received a Notice by mail may submit proxies over the Internet by following the instructions on the Notice.  Stockholders who have received a Notice by e-mail may submit proxies over the Internet by following the instructions included in the e-mail.  Stockholders who have received a paper copy of a proxy card or voting instruction form by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction form.

By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling (800) 690-6903 and following the instructions.  Stockholders of record who have received a Notice by mail must have the control number that appears on their Notice available when voting.  Stockholders of record who received Notice by e-mail must have the control number included in the e-mail available when voting.  Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting.  Most stockholders who are beneficial owners of their shares, but not stockholders of record, living in the United States or Canada and who have received a voting instruction form by mail may vote by phone by calling the number specified on the voting instruction form provided by their broker, trustee or nominee.  Those stockholders should check the voting instruction form for telephone voting availability.

By Mail — Stockholders who have received a paper copy of a proxy card or voting instruction form by mail may submit proxies by completing, signing and dating their proxy card or voting instruction form and mailing it in the accompanying pre-addressed envelope.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on May 14, 2014.  Votes cast by mail must be received in sufficient time to allow processing.  Votes received by mail prior to the day of the Annual Meeting will be processed, but votes received the day of the Annual Meeting may not be processed depending on the time received.  Shares represented by duly executed proxies in the accompanying proxy card or voting instruction form will be voted in accordance with the instructions indicated on such proxies or voting instruction forms and, if no such instructions are indicated thereon, will be voted (i) FOR each of the nominees for election to the Board, (ii) FOR ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2014, (iii) FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in these materials, (iv) AGAINST the stockholder proposal and (v) FOR the approval of the amendment to the performance-based criteria under the 2009 Stock Plan and to approve such criteria under Section 162(m) of the Internal Revenue Code for future awards.

How many shares must be present or represented to conduct business at the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting or any adjournment thereof is necessary to constitute a quorum to transact business.

Abstentions and broker non-votes (shares held by brokers, trustees or other nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present.  If your shares are held by a broker, trustee or other nominee on your behalf and you do not instruct the broker, trustee or other nominee as to how to vote these shares on Proposal 1 (the election of directors), Proposal 3 (the approval of the resolution regarding the compensation of our Named Executive Officers), Proposal 4 (the stockholder proposal) or Proposal 5 (the approval of the amendment to the performance-based criteria under the 2009 Stock Plan and the approval of such criteria under Section 162(m) of the Internal Revenue Code for future awards), the broker, trustee or other nominee may not exercise discretion to vote for or against those proposals.  This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal.  Please instruct your broker, trustee or other nominee so your vote can be counted.  With respect to Proposal 2 (ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2014), the broker, trustee or other nominee may exercise its discretion to vote for or against that proposal in the absence of your instruction.

What is the voting requirement to approve each of the proposals?

The following voting requirements will be in effect for each proposal described in this Proxy Statement:

Proposal 1.  To be elected, a director must receive the affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted (the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee).

Proposal 2.  Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted (the number of shares voted “for” ratification must exceed the number of votes cast “against” ratification).

Proposal 3.  The advisory (non-binding) resolution to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement requires the affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted (the number of shares voted “for” the resolution must exceed the number of votes cast “against” the resolution).

Proposal 4.  The non-binding stockholder proposal requires the affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted (the number of shares voted “for” the proposal must exceed the number of votes cast “against” the proposal).

Proposal 5.  The approval of the amendment to the performance-based criteria under the 2009 Stock Plan and approval of such criteria under Section 162(m) of the Internal Revenue Code for future awards requires the affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted (the number of shares voted “for” ratification must exceed the number of votes cast “against” ratification).

What if I want to change my vote?

If the enclosed proxy card or voting instruction form is signed and returned, you may, nevertheless, revoke it at any time prior to the Annual Meeting by (i) filing a written notice of revocation received by the person or persons named therein, (ii) attending the Annual Meeting and voting the shares covered thereby in person, or (iii) delivering another duly executed proxy card or voting instruction form dated subsequent to the date of the proxy card or voting instruction form to be revoked to the addressee named in the enclosed proxy card or voting instruction form.

Who will pay for this solicitation?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy card and the cost of soliciting proxies related to the Annual Meeting will be borne by us.  We will request brokers, trustees or other nominees to solicit their customers who are beneficial owners of shares of common stock listed of record in the name of the broker, trustee or other nominee and will reimburse such brokers, trustees or other nominees for the reasonable out-of-pocket expenses for such solicitation.

What happens if additional matters are presented at the Annual Meeting?

Other than the five items of business described in this Supplemental Information and the Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, James L. Baldwin, Martin M. Ellen and Larry D. Young, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.  If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Proposal 5:                               APPROVAL OF AN AMENDMENT TO THE PERFORMANCE-BASED CRITERIA UNDER THE 2009 STOCK PLAN AND TO APPROVE SUCH CRITERIA UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE FOR FUTURE AWARDS.

We are asking stockholders to approve an amendment to the performance-based criteria (herein also referred to as “the material terms of the performance goals”) under the 2009 Stock Plan and to approve such criteria under Section 162(m) of the Internal Revenue Code (the “Code”) for future awards made after May 15, 2014 to preserve the deductibility of performance-based awards or bonuses paid to our Chief Executive Officer and certain other executive officers.

SHAREHOLDERS ARE NOT BEING ASKED TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR AWARD UNDER THE 2009 STOCK PLAN.

The 2009 Stock Plan was initially approved by our stockholders on May 19, 2009.  Section 162(m) of the Code limits our tax deduction for expenses in connection with compensation for our Chief Executive Officer and certain other executive officers for any fiscal year to the extent that the remuneration of such person exceeds $1 million during such fiscal year, unless the remuneration qualifies as “performance-based compensation.” Section 162(m) of the Code provides that in order for remuneration to be treated as qualified performance-based compensation, the material terms of the plan pursuant to which the performance-based compensation is paid must be disclosed to and approved periodically by our stockholders.

Certain of our employees, including our executive officers, will be eligible to receive performance based stock awards under the 2009 Stock Plan and have an interest in the passage of this proposal. We intend that awards made under the provisions of the 2009 Stock Plan to our executive officers will be eligible for treatment as performance-based compensation under Section 162(m) of the Code. Our Board is asking you to approve an amendment to the performance-based criteria under the 2009 Stock Plan and to approve such criteria under Section 162(m) of the Code to preserve the deductibility of compensation associated with future performance-based equity awards to be made under the provisions of the 2009 Stock Plan.

Amendments

The material terms of the performance goals have not been changed since the 2009 Stock Plan was previously submitted to stockholders for approval on May 19, 2009.  With this proposal the Company is requesting approval of the following amendments: (a) the addition of additional examples of “return measures” set forth in the parenthesis following this caption, with such additional examples being “internally developed total return measures incorporating profit growth and cash flow yield measures, with cash flow yield incorporating cash flow and capital expenditures”, and (b) clarification that the achievement of all approved performance goals may be (i) measured by performance against a market index (e.g. S&P 500), or another stock index or tracking product (e.g. Dynamic Food and Beverage Intellidex), and (ii) may also be measured relative to past performance and forward looking budgets or expectations.

Approval of Performance Based Criteria

The material terms of the performance goals under the 2009 Stock Plan were originally approved by stockholders on May 19, 2009.  Such approval was only effective for performance based awards made prior to the Annual Meeting to be held on May 15, 2014.  Such approval will not be effective for further such awards made after May 15, 2014.  However, the approval of the material terms of the performance goals set forth in this Proposal 5 shall be effective for awards after May 15, 2014.  The material terms of the performance goals are described below in the General Summary of the 2009 Stock Plan, and include the class of employees eligible to receive awards (see Eligibility), the business criteria on which the award is based (see Qualified Performance Awards), and the maximum amount of compensation that could be paid to an employee under the plan (see Stock Based Award Limitations).  Other than the material terms of the performance goals, no other aspect of the 2009 Stock Plan is the subject of approval under this proposal.

These provisions are designed to attract and retain our employees and the employees of our subsidiaries and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries through the making of performance based equity awards under the 2009 Stock Plan.

Section 162(m) of the Code specifically exempts certain performance-based compensation from the deduction limit. In order to qualify for this exception, our stockholders must periodically approve the material terms of the performance goals of the plan under which compensation is to be paid. The material terms of the performance goals under the 2009 Stock Plan contain these performance goals and are being proposed for approval by our stockholders.

If the material terms of the performance goals set forth in this Proposal 5 are not approved, any performance awards made under the 2009 Stock Plan after May 15, 2014 will not be treated as “qualified performance-based compensation” and the Company’s deduction in respect of such awards in subsequent periods will be subject to disallowance under Section 162(m) of the Code.

General Summary of Terms of the 2009 Stock Plan

The following is a summary of the material terms of the 2009 Stock Plan.  The full text of the 2009 Stock Plan, incorporating the amendments discussed above, is attached to this Supplemental Statement as Appendix A.  Please refer to Appendix A for a more complete description of the terms of the 2009 Stock Plan and this summary is qualified in its entirety to the terms and provisions of the 2009 Stock Plan.

Eligibility.  Any officers, employees, non-employee directors or consultants who perform services for us or our subsidiaries who are selected by our Compensation Committee may participate in the 2009 Stock Plan.

Shares Available for Awards.  Under the 2009 Stock Plan, there were an aggregate of 20,000,000 shares of our common stock available for awards (referred to in this Proposal 5 as “Award” or “Awards”).  Up to 12,000,000 shares of the aggregate number of shares that were available for Awards may be issued as Awards that are not options or stock appreciation rights.  Up to 1,000,000 shares of the aggregate number of shares available for Awards may be granted as Incentive Options.  The number of shares of common stock available for issuance under the 2009 Stock Plan shall be reduced by the number of shares applicable to an Award, unless the Award terms do not permit settlement in shares of our common stock.  Shares tendered by a participant that are withheld as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an Award shall not be added back to the number of shares available for issuance under the 2009 Stock Plan.  Shares related to an Award (or portion thereof) that expires, is cancelled, is terminated, or is settled in cash (all without having been exercised or payment having been made in the form of shares of our common stock) shall be added back to the number of shares of our common stock available for issuance under the 2009 Stock Plan.  Shares of our common stock underlying Awards granted through the assumption of, or in substitution for, outstanding Awards previously granted to individuals who become employees of the Company as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company shall not, unless required by law or regulation, count against the reserve of shares available for issuance.  Awards valued by reference to common stock that may be settled in equivalent cash value will count as shares of common stock delivered to the same extent as if the Award were settled in shares of common stock.

Administration.  The 2009 Stock Plan will be administered by the Compensation Committee, which will have full and final authority to select persons to receive Awards and establish the terms of such Awards, unless such authority is specifically reserved to our Board in the 2009 Stock Plan or such other committee of the Board as may be designated by the Board.  Subject to that limitation and the other limitations in the 2009 Stock Plan, the Compensation Committee shall have the power to:

•                                          select the employees, consultants and non-employee directors to be granted Awards under the 2009 Stock Plan;

•                                          determine the terms of Awards to be made to each participant;

•                                          determine the time when Awards are to be granted and any conditions that must be satisfied before an Award is granted;

•                                          establish objectives and conditions for earning Awards;

•                                          determine the terms and conditions of Award agreements (which shall not be inconsistent with the 2009 Stock Plan) and who must sign each Award agreement;

•                                          determine whether the conditions for earning an Award have been met and whether a performance Award will be paid at the end of an applicable performance period;

•                                          modify the terms of Awards;

•                                          determine if, when and under what conditions payment of all or any part of an Award may be deferred;

•                                          determine whether the amount or payment of an Award should be reduced or eliminated;

•                                          determine the guidelines and/or procedures for the payment or exercise of Awards; and

•                                          determine whether a performance Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether a performance Award granted to an executive officer should qualify as performance-based compensation.

The Compensation Committee may also delegate its authority under the 2009 Stock Plan to the Chief Executive Officer and to other senior officers of the Company or to such other committee of the Board, its duties under the 2009 Stock Plan pursuant to such conditions or limitations as the Compensation Committee may establish.

Prohibition on Repricing of Awards.  The terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights cancel, exchange, substitute, buyout or surrender outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, unless (i) approved by the stockholders or (ii) in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares).

Effective Date; Plan Termination.  The 2009 Stock Plan became effective as of May 19, 2009 (the date of approval by the stockholders).  No Award may be granted under the 2009 Stock Plan more than 10 years after that date.

Awards.  Each Award shall be embodied in an Award agreement, which shall contain such terms, conditions and limitations as shall be determined by the Compensation Committee in its sole discretion.  Under the 2009 Stock Plan, the following Awards may be granted:

Option.  An Option awarded pursuant to the 2009 Stock Plan may consist of an Incentive Option or a Nonqualified Option.  Incentive Options may not be awarded to non-employee directors.  The price at which shares of common stock may be purchased upon the exercise of an Option shall be not less than the fair market value of the common stock on the date of grant.  The term of an Option shall not exceed ten years from the date of grant.

Stock Appreciation Right.  The strike price for a Stock Appreciation Right shall not be less than the fair market value of the common stock on the date on which the Stock Appreciation Right is granted.  The term of a Stock Appreciation Right shall not exceed ten years from the date of grant.

Stock Award.  Any Stock Award which is not a Performance Award shall have a minimum restriction period of three years from the date of grant, provided that (i) the Compensation Committee may provide for earlier vesting following a change of control or other specified events involving the Company or upon an Employee’s termination of employment by reason of death, disability or retirement, (ii) such three-year minimum restricted period shall not apply to a Stock Award that is granted in lieu of salary or bonus, and (iii) vesting of a Stock Award may occur incrementally over the three-year minimum restricted period; provided, that up to 1,200,000 shares of common stock shall be available for issuance as Stock Awards having a time-based restriction period of less than three years but not less than one year.

Performance Award.  The terms, conditions and limitations applicable to any Performance Awards granted to participants pursuant to the 2009 Stock Plan shall be determined by the Compensation Committee, subject to the limitations specified below.  Any Stock Award which is a Performance Award shall have a minimum restriction period of one year from the date of grant, provided that the Compensation Committee may provide for earlier vesting following a change of control or other specified events involving the Company, or upon a termination of employment by reason of death, disability or retirement, or termination of service subject to the limitations specified below.  The Compensation Committee shall set performance goals in its sole discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the participant and/or the portion of an Award that may be exercised.

Nonqualified Performance Awards.  Performance Awards granted to employees or non-employee directors that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such performance goals and be subject to such terms, conditions and restrictions as the Compensation Committee or its delegate shall determine.

Qualified Performance Awards.  Performance Awards granted to executive officers under the 2009 Stock Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the achievement of one or more pre-established, objective performance goals.  The performance goals are established and administered by the Compensation Committee in accordance with Section 162(m) of the Code prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the performance goal relates or (ii) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain.  A performance goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met.  Such a performance goal may be based on one or more business criteria that apply to an executive officer, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Compensation Committee, by comparison with a peer group of companies, a market index (e.g. S&P 500), or another stock index or tracking product (e.g. Dynamic Food and Beverage Intellidex).  A performance goal may include one or more of the following and need not be the same for each executive officer:

•                                          revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•                                          expense measures (which include costs of goods sold, selling, general and administrative expenses and overhead costs);

•                                          operating measures (which include volume, margin, breakage and shrinkage, productivity and market share);

•                                          cash flow measures (which include net cash flow from operating activities and working capital);

•                                          liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

•                                          leverage measures (which include debt-to-equity ratio and net debt);

•                                          market measures (which include market share, stock price, total shareholder return and market capitalization measures);

•                                          return measures (which include return on equity, return on assets, return on invested capital and internally developed total return measures incorporating profit growth and cash flow yield measures, with cash flow yield incorporating cash flow and capital expenditures);

•                                          corporate value measures (which include compliance, safety, environmental and personnel matters); and

•                                          other measures such as those relating to acquisitions, dispositions or customer satisfaction.

Unless otherwise stated, such a performance goal may be set using the following baselines: past performance, forward looking budgets or expectations, and/or performance relative to a peer group selected by the Committee.  In interpreting 2009 Stock Plan provisions applicable to performance goals and Qualified Performance Awards, it is the intent of the 2009 Stock Plan to conform with Section 162(m) of the Code, including, without limitation, Treasury Regulation §1.162-27(e)(2)(i), as to grants to executive officers and the Compensation Committee in establishing such goals and interpreting the 2009 Stock Plan shall be guided by such provisions.  Prior to the payment of any compensation based on the achievement of performance goals applicable to qualified Performance Awards, the Compensation Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied.

The Compensation Committee shall adjust the performance goals (either up or down) and the level of the Performance Award that a participant may earn under the 2009 Stock Plan, to the extent permitted pursuant to Section 162(m) of the Code, if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced our ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes.  In addition, performance goals and Performance Awards shall be calculated without regard to any changes in accounting standards that may be required by the FASB after such performance goals are established.  Further, in the event a period of service to which a performance goal relates is less than twelve months, the Compensation Committee shall have the right, in its sole discretion, to adjust the performance goals and the level of Performance Award opportunity.

Stock-based Award Limitations.  Notwithstanding anything to the contrary contained in the 2009 Stock Plan, the following limitations shall apply to Awards: no participant may be granted, during any one-year period, Awards consisting of Options or Stock Appreciation Rights that are exercisable for more than 3,000,000 shares of common stock; and no participant may be granted, during any one-year period, Stock Awards covering or relating to more than 1,000,000 shares of common stock.  (Such limitations are referred to in this Proposal 5 as “Stock-based Award Limitations”).

Taxes.  The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of common stock under the 2009 Stock Plan, an appropriate amount of cash or number of shares of common stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.  The Compensation Committee may also permit withholding to be satisfied by the transfer to the Company of shares of common stock theretofore owned by the holder of the Award with respect to which withholding is required.  If shares of common stock are used to satisfy tax withholding, such shares shall be valued based on the fair market value when the tax withholding is required to be made.

Amendment, Modification, Suspension or Termination.  The Board or the Compensation Committee may amend, modify, suspend or terminate the 2009 Stock Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would materially adversely affect the rights of any participant under any Award previously granted to such participant shall be made without the consent of such participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent stockholder approval is otherwise required by applicable legal requirements.

Adjustments.  The existence of outstanding Awards shall not effect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the common stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated in the 2009 Stock Plan.  In the event of any subdivision or consolidation of outstanding shares of common stock, declaration of a dividend payable in shares of common stock or other stock split, then (i) the number of shares of common stock reserved under the 2009 Stock Plan, (ii) the number of shares of common stock covered by outstanding Awards in the form of common stock or units denominated in common stock, (iii) the exercise or other price in respect of such Awards, (iv) the Stock-based Award Limitations, (v) the number of shares of common stock covered by Awards to non-employee directors granted pursuant to the 2009 Stock Plan, and (vi) the appropriate fair market value and other price determinations for such Awards shall each be proportionately adjusted by the Board to reflect such transaction.  In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the common stock or any distribution to holders of common stock of securities or property (other than normal cash dividends or dividends payable in common stock), the Board shall make appropriate adjustments to (i) the number of shares of common stock covered by Awards in the form of common stock or units denominated in common stock, (ii) the exercise or other price in respect of such Awards, (iii) the appropriate fair market value and other price determinations for such Awards, (iv) the number of shares of common stock covered by Awards to non-employee directors automatically granted pursuant to the 2009 Stock Plan and (v) the Stock-based Award Limitations, to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards.

In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its sole discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction or (iii) to cancel any such Awards and to deliver to the participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or Stock Appreciation Rights shall be the excess of the fair market value of common stock on such date over the exercise price of such Award (for the avoidance of doubt, if the exercise price is less than fair market value the Option or Stock Appreciation Right may be canceled for no consideration).

Section 409A of the Code.  All Awards under the 2009 Stock Plan are intended either to be exempt from, or to comply with the requirements of Section 409A of the Code, and the 2009 Stock Plan and all Awards shall be interpreted and operated in a manner consistent with that intention.  Notwithstanding anything in the 2009 Stock Plan to the contrary, if any 2009 Stock Plan provision or Award under the 2009 Stock Plan would result in the imposition of an applicable tax under Section 409A of the Code, that 2009 Stock Plan provision or Award shall be reformed to avoid imposition of the applicable tax and no such action shall be deemed to adversely affect the participant’s rights to an Award.

Registration with the SEC

A Registration Statement on Form S-8 relating to the issuance of our common stock under the 2009 Stock Plan was filed with the SEC pursuant to the Securities Act of 1933, as amended, after approval of the 2009 Stock Plan by our stockholders.

Vote Required

The affirmative vote of the holders of our common stock having a majority of the voting power eligible to vote and voting, either in person or by proxy, at the Annual Meeting will be required to approve the amendment to the performance-based criteria under the 2009 Stock Plan and to approve such criteria under Section 162(m) of the Code set forth in this Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE PERFORMANCE-BASED CRITERIA UNDER THE 2009 STOCK PLAN AND APPROVAL OF SUCH CRITERIA UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE AS SET FORTH IN THIS PROPOSAL 5.

The ballot to be used in connection with the voting at the Annual Meeting is being modified to accommodate this additional proposal.

By order of the Board of Directors,

/s/ James L. Baldwin
James L. Baldwin
Corporate Secretary

Annex “A”

DR PEPPER SNAPPLE GROUP, INC.

OMNIBUS STOCK INCENTIVE PLAN OF 2009

(incorporating proposed amendments)

1.                                      Plan.  This Dr Pepper Snapple Group, Inc. Omnibus Stock Incentive Plan of 2009 (this “Plan”) was adopted by Dr Pepper Snapple Group, Inc., a Delaware corporation (the “Company”), to reward certain employees, consultants and nonemployee directors of the Company or its Subsidiaries by enabling them to acquire shares of common stock of the Company.

2.                                      Objectives.  This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries, to attract and retain qualified nonemployee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and nonemployee directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.  These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company and its Subsidiaries.  All Performance Awards payable under this Plan to Executive Officers are intended to be deductible by the Company under Section 162(m) (as such terms are defined below).

3.                                      Definitions.  As used herein, the terms set forth below shall have the following respective meanings:

“Authorized Officer” means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).

“Award” means the grant of any Option, Stock Appreciation Right, Stock Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in accordance with the objectives of this Plan.

“Award Agreement” means any written agreement (including in electronic form) between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

“Board” means the board of directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Board as designated by the Board.

“Common Stock” means the Common Stock, par value $0.01 per share, of the Company.

“Consultant” means any consultant or independent contractor of the Company or any Subsidiary, but not including any Employee or Nonemployee Director.

“Disability” means permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or if there is no such plan applicable to the Participant, “Disability” means a determination of total disability by the Social Security Administration; provided that, in either case, the Participant’s condition also qualifies as a “disability” for purposes of Section 409A with respect to an Award subject to Section 409A.

“Disaffiliation” means the sale, spin-off, public offering or other transaction that affects the divestiture of the Company’s ownership of a Subsidiary or division of the Company.

“Dividend Equivalents” means, with respect to shares of Restricted Stock or Restricted Stock Units, with respect to which shares are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period on a like number of shares of Common Stock.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee within the following six months.

“Executive Officer” means a “covered employee” within the meaning of Section 162(m)(3) or any other executive officer designated by the Committee for purposes of exempting compensation payable under this Plan from the deduction limitations of Section 162(m).

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sales reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the Common Stock is not so listed but is traded on an over-the-counter market, the mean between the closing bid and asked price on that date, or, if there are no such prices available for such date, on the last preceding date on which such prices shall be available, as reported by the National Quotation Bureau Incorporated, or (iii) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

“Incentive Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Nonemployee Director” means an individual serving as a member of the Board who is not an employee of the Company or any of its Subsidiaries.

“Nonqualified Option” means an Option that is not intended to comply with the requirements set forth in Section 422 of the Code.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified price.

“Participant” means an Employee, Consultant or Nonemployee Director to whom an Award has been made under this Plan.

“Performance Award” means an award made pursuant to this Plan to a Participant, which Award is subject to the attainment of one or more Performance Goals.

“Performance Goal” means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.

“Restricted Stock” means any Common Stock that is restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a unit evidencing the right to receive one share of Common Stock or equivalent value (as determined by the Committee) that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the date upon which an Award of Restricted Stock or Restricted Stock Units is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is issued (if not previously issued) no longer restricted or subject to forfeiture provisions.

“Section 162(m)” means Section 162(m) of the Code and any Treasury Regulations and guidance promulgated thereunder.

“Section 409A” means Section 409A of the Code and any Treasury Regulations and guidance promulgated thereunder.

“Separation from Service,” with respect to Awards that are subject to Section 409A, means a Participant’s Termination of Employment with the Company and any of its Subsidiaries, other than by reason of death or Disability, that qualifies as a ‘separation from service’ for purposes of Section 409A.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price, in each case, as determined by the Committee.

“Stock Award” means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

“Termination of Employment” means the termination of a Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries.  Unless otherwise determined by the Committee, if a Participant’s employment with the Company and its Subsidiaries terminates but such Participant continues to provide services to the Company and its Subsidiaries in a non-employee capacity, such change in status shall not be deemed a Termination of Employment.  A Participant shall be deemed to incur a Termination of Employment in the event of the Disaffiliation of such Participant’s Subsidiary or division unless the Committee specifies otherwise.  Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries do not constitute a Termination of Employment.  If an Award is subject to Section 409A, however, Termination of Employment for purposes of that Award shall mean the Participant’s Separation from Service.

4.                                      Eligibility.

(a)                                 Employees.  All Employees are eligible for Awards under this Plan in the sole discretion of the Committee.

(b)                                 Consultants.  Consultants are eligible for Awards under this Plan in the sole discretion of the Committee.

(c)                                  Nonemployee Directors.  Nonemployee Directors are eligible for Awards under this Plan, in their capacities as directors.

5.                                      Common Stock Available for Awards.  Subject to the provisions of paragraph 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or options that may be exercised for or settled in Common Stock) an aggregate of 20,000,000 shares of Common Stock.  No more than 12,000,000 shares of Common Stock may be the subject of Awards that are not Options or Stock Appreciation Rights.  In the sole discretion of the Committee, 1,000,000 shares of Common Stock may be granted as Incentive Options.

(a)                                 In connection with the granting of an Option or other Award, the number of shares of Common Stock available for issuance under this Plan shall be reduced by the number of shares of Common Stock in respect of which the Option or Award is granted or denominated.  For example, upon the grant of stock-settled SARs, the number of shares of Common Stock available for issuance under this Plan shall be reduced by the full number of SARs granted, and the number of shares of Common Stock available for issuance under this Plan shall not thereafter be increased upon the exercise of the SARs and settlement in shares of Common Stock, even if the actual number of shares of Common Stock delivered in settlement of the SARs is less than the full number of SARs exercised.  However, Awards that by their terms do not permit settlement in shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under this Plan.

(b)                                 Any shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an Award under this Plan shall not be added back to the number of shares of Common Stock available for issuance under this Plan.

(c)                                  Whenever any outstanding Option or other Award (or portion thereof) expires, is cancelled, is settled in cash rather than in shares of Common Stock (pursuant to the terms of an Award that permits but does not require cash settlement) or is otherwise terminated for any reason without having been exercised or payment having been made in the form of shares of Common Stock, the number of shares of Common Stock available for issuance under this Plan shall be increased by the number of shares of Common Stock allocable to the expired, cancelled, settled or otherwise terminated Option or other Award (or portion thereof).  To the extent that any Award is forfeited, or any Option or SAR terminates, expires or lapses without being exercised, the shares of Common Stock subject to such Awards will not be counted as shares delivered under this Plan.

(d)                                 Any shares of Common Stock underlying Awards granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who become employees of the Company as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company shall not, unless required by law or regulation, count against the reserve of available shares of Common Stock under this Plan.

(e)                                  Awards valued by reference to Common Stock that may be settled in equivalent cash value will count as shares of Common Stock delivered to the same extent as if the Award were settled in shares of Common Stock.

The Committee and the appropriate officers of the Company shall be authorized to, from time to time, take all such actions as any of them may determine are necessary or appropriate to file any documents with governmental authorities, stock exchanges and transaction reporting systems as may be required to ensure that shares of Common Stock are available for issuance pursuant to Awards.

6.                                      Administration.

(a)                                 Authority of the Committee.  This Plan shall be administered by the Committee, which shall have the powers vested in it by the terms of this Plan, such powers to include the authority (within the limitations described in this Plan):

•                  to select the Employees, Consultants and Nonemployee Directors to be granted Awards under this Plan;

•                  to determine the terms of Awards to be made to each Participant;

•                  to determine the time when Awards are to be granted and any conditions that must be satisfied before an Award is granted;

•                  to establish objectives and conditions for earning Awards;

•                  to determine the terms and conditions of Award Agreements (which shall not be inconsistent with this Plan) and who must sign each Award Agreement;

•                  to determine whether the conditions for earning an Award have been met and whether a Performance Award will be paid at the end of an applicable performance period;

•                  except as otherwise provided in paragraph 13, to modify the terms of Awards made under this Plan;

•                  to determine if, when and under what conditions payment of all or any part of an Award may be deferred;

•                  to determine whether the amount or payment of an Award should be reduced or eliminated;

•                  to determine the guidelines and/or procedures for the payment or exercise of Awards; and

•                  to determine whether a Performance Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether a Performance Award granted to an Executive Officer should qualify as performance-based compensation.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further Plan purposes.  Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole discretion and shall be final, conclusive and binding on all parties concerned.

(b)                                 Limitation of Liability.  No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

(c)                                  Prohibition on Repricing of Awards.  The terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs nor may outstanding Options or SARS be cancelled, exchanged, substituted, bought out or surrendered in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, unless (i) approved by the stockholders or (ii) in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares).

7.                                      Delegation of Authority.  Except with respect to matters under Section 162(m) that are required to be determined or established by the Committee to qualify Awards to Executive Officers as qualified “performance-based compensation,” the Committee may delegate to the Chief Executive Officer and to other senior officers of the Company or to such other committee of the Board its duties under this Plan pursuant to such conditions or limitations as the Committee may establish.

8.                                      Awards.  (a) The Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Participants who are to be the recipients of such Awards.  Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion.  Awards may consist of those listed in this paragraph 8(a) and may be granted singly, in combination or in tandem.  Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided that, except as contemplated in paragraph 15 hereof, no Option may be issued in exchange for the cancellation of an Option with a higher exercise price nor may the exercise price of any Option be reduced.  Further, any Award shall also be subject to the restrictions set forth in paragraph 6(c) hereof.  All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance.  Upon the termination of employment by a Participant, any unexercised, deferred, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement.

(i)                                     Option.  An Award may be in the form of an Option.  An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option.  Incentive Options may not be awarded to Nonemployee Directors.  The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the date of grant.  The term of an Option shall not exceed ten years from the date of grant.  Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

(ii)                                  Stock Appreciation Right.  An Award may be in the form of a Stock Appreciation Right.  The strike price for a Stock Appreciation Right shall not be less than the Fair Market Value of the Common Stock on the date on which the Stock Appreciation Right is granted.  The term of a Stock Appreciation Right shall not exceed ten years from the date of grant.  Subject to the foregoing limitations, the terms, conditions and limitations applicable to any Stock Appreciation Rights awarded pursuant to this Plan, including the term of any Stock Appreciation Rights and the date or dates upon which they become exercisable, shall be determined by the Committee.

(iii)                               Stock Award.  An Award may be in the form of a Stock Award.  The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations specified below.  Any Stock Award which is not a Performance Award shall have a minimum Restriction Period of three years from the date of grant, provided that (i) the Committee may provide for earlier vesting following a change of control or other specified events involving the Company or upon an Employee’s termination of employment by reason of death, disability or retirement, (ii) such three-year minimum Restricted Period shall not apply to a Stock Award that is granted in lieu of salary or bonus, and (iii) vesting of a Stock Award may occur incrementally over the three-year minimum Restricted Period; provided, that up to 1,200,000 shares of Common Stock shall be available for issuance as Stock Awards having a time-based Restriction Period of less than three years but not less than one year.

(iv)                              Performance Award.  Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award.  The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations specified below.  Any Stock Award which is a Performance Award shall have a minimum Restriction Period of one year from the date of grant, provided that the Committee may provide for earlier vesting following a change of control or other specified events involving the Company, or upon a termination of employment by reason of death, disability or retirement, or termination of service subject to the limitations specified below.  The Committee shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

(A)                               Nonqualified Performance Awards.  Performance Awards granted to Employees or Nonemployee Directors that are not intended to qualify as qualified performance-based compensation under Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(B)                               Qualified Performance Awards.  Performance Awards granted to Executive Officers under this Plan that are intended to qualify as qualified performance-based compensation under the Section 162(m) regulations shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established and administered by the Committee in accordance with Section 162(m) prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain.  A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met.  Such a Performance Goal may be based on one or more business criteria that apply to an Executive Officer, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies, a market index (e.g. S&P 500), or another stock index or tracking product (e.g. Dynamic Food and Beverage Intellidex).  A Performance Goal may include one or more of the following and need not be the same for each Executive Officer:

•                  revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•                  expense measures (which include costs of goods sold, selling, general and administrative expenses and overhead costs);

•                  operating measures (which include volume, margin, breakage and shrinkage, productivity and market share);

•                  cash flow measures (which include net cash flow from operating activities and working capital);

•                  liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

•                  leverage measures (which include debt-to-equity ratio and net debt);

•                  market measures (which include market share, stock price, total shareholder return and market capitalization measures);

•                  return measures (which include return on equity, return on assets, return on invested capital and internally developed total return measures incorporating profit growth and cash flow yield measures, with cash flow yield incorporating cash flow and capital expenditures);

•                  corporate value measures (which include compliance, safety, environmental and personnel matters); and

•                  other measures such as those relating to acquisitions, dispositions or customer satisfaction.

Unless otherwise stated, such a Performance Goal may be set using the following baselines: past performance, forward looking budgets or expectations, performance relative to a peer group selected by the Committee.  In interpreting Plan provisions applicable to Performance Goals and qualified Performance Awards, it is the intent of this Plan to conform with Section 162(m), including, without limitation, Treasury Regulation §1.162-27(e)(2)(i), as to grants to Executive Officers and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions.  Prior to the payment of any compensation based on the achievement of Performance Goals applicable to qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied.  Subject to the foregoing provisions, the terms, conditions and limitations applicable to any qualified Performance Awards made pursuant to this Plan shall be determined by the Committee to the extent permitted by Section 162(m).

(b)                                 The Committee shall adjust the Performance Goals (either up or down) and the level of the Performance Award that a Participant may earn under this Plan, to the extent permitted pursuant to Section 162(m), if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company’s ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes.  In addition, Performance Goals and Performance Awards shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such Performance Goals are established.  Further, in the event a period of service to which a Performance Goal relates is less than twelve months, the Committee shall have the right, in its sole discretion, to adjust the Performance Goals and the level of Performance Award opportunity.

(c)                                  Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to Awards:

(i)                                     no Participant may be granted, during any one-year period, Awards consisting of Options or Stock Appreciation Rights that are exercisable for more than 3,000,000 shares of Common Stock; and

(ii)                                  no Participant may be granted, during any one-year period, Stock Awards covering or relating to more than 1,000,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock-based Awards Limitations”).

9.                                      Awards to Nonemployee Directors.  The Committee may grant a Nonemployee Director of the Company one or more Awards and establish the terms thereof in accordance with paragraph 8 consistent with the provisions therein for the granting of Awards to Employees and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Award Agreement.

10.                               Award Payment; Dividends; Substitution; Fractional Shares.

(a)                                 General.  Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions.  If payment of an Award is made in the form of Restricted Stock, the applicable Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period.  In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto.  In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

(b)                                 Dividends and Interest.  Rights to dividends or Dividend Equivalents may be extended to and made part of any Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish.  No dividends shall be paid on Options or SARs.  No dividends shall be paid on Stock Awards or Performance Awards until such Awards are earned.   The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

(c)                                  Fractional Shares.  No fractional shares shall be issued or delivered pursuant to any Award under this Plan.  The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional shares, or whether fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

11.                               Stock Option Exercise.  The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if elected by the Participant, the Participant may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof.  The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards.  In accordance with the rules and procedures established by the Committee for this purpose and subject to applicable law, Options may also be exercised through “cashless exercise” procedures approved by the Committee involving a broker or dealer approved by the Committee.  Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration thereof, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

12.                               Taxes.  The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.  The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required.  If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

13.                               Amendment, Modification, Suspension or Termination.  The Board or the Committee may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements.

14.                               Assignability.  Unless otherwise determined by the Committee in the Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable.  Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 14 shall be null and void.

15.                               Adjustments.

(a)                                 The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b)                                 In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the Stock-based Award Limitations described in paragraph 8(c) hereof, (v) the number of shares of Common Stock covered by Awards to Nonemployee Directors granted pursuant to paragraph 9 hereof, and (vi) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Board to reflect such transaction.  In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards, and (iii) the appropriate Fair Market Value and other price determinations for such Awards, (iv) the number of shares of Common Stock covered by Awards to Nonemployee Directors automatically granted pursuant to paragraph 9 hereof and (v) the Stock-based Award Limitations described in paragraph 8(b) hereof, to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards.

(c)                                  In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its sole discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, in connection with a transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction or (iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or Stock Appreciation Rights shall be the excess of the Fair Market Value of Common Stock on such date over the exercise price of such Award (for the avoidance of doubt, if the exercise price is less than Fair Market Value the Option or Stock Appreciation Right may be canceled for no consideration).

16.                               Restrictions.  No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws.  Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law.  The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

17.                               Unfunded Plan.  Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan.  Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

18.                               Section 409A of the Code.  All Awards under this Plan are intended either to be exempt from, or to comply with the requirements of Section 409A, and this Plan and all Awards shall be interpreted and operated in a manner consistent with that intention.  Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an applicable tax under Section 409A, that Plan provision or Award shall be reformed to avoid imposition of the applicable tax and no such action shall be deemed to adversely affect the Participant’s rights to an Award.

19.                               Governing Law.  This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

20.                               No Right to Employment or Directorship.  Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or any Subsidiary.  Further, nothing in this Plan or an Award Agreement constitutes any assurance or obligation of the Board to nominate any Nonemployee Director for re-election by the Company’s shareholders.

21.                               Successors.  All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

22.                               Tax Consequences.  Nothing in this Plan or an Award Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under this Plan.  Although the Company may endeavor to (i) qualify a Performance Award for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment (e.g. under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or unavoidable tax treatment.  The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Performance Awards under this Plan.

23.                               Effectiveness.  This Plan is effective May 19, 2009, the date on which it was approved by the shareholders of the Company.  This Plan shall continue in effect for a term of ten years after the date on which the shareholders of the Company approve this Plan, unless sooner terminated by action of the Board.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer on the date first written above.

DR PEPPER SNAPPLE GROUP, INC.

By:	/s/ James L. Baldwin, Jr.
James L. Baldwin, Jr.
	Title:	Executive Vice President,
General Counsel and Corporate
Secretary

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 14, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 14, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. DR PEPPER SNAPPLE GROUP, INC. 5301 LEGACY DRIVE PLANO, TX 75024 M73086-P45502 DR PEPPER SNAPPLE GROUP, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Abstain Against For Nominees: ! ! ! 1a. John L. Adams ! ! ! The Board of Directors recommends you vote AGAINST the following proposal: 1b. Joyce M. Roche Abstain Against For ! ! ! ! ! ! 4. To vote on stockholder proposal regarding comprehensive recycling strategy for beverage containers. 1c. Ronald G. Rogers ! ! ! 1d. Wayne R. Sanders The Board of Directors recommends you vote FOR the following proposal: ! ! ! ! ! ! 5. To approve amendment to performance-based criteria under 2009 Stock Plan and approve such criteria under Section 162(m) of Internal Revenue Code for future awards. 1e. Jack L. Stahl ! ! ! 1f. Larry D. Young NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 2. To ratify Deloitte & Touche LLP as Company's independent registered public accounting firm for fiscal year 2014. ! ! ! ! ! ! 3. To approve advisory resolution regarding executive compensation: RESOLVED, that the compensation paid to the Company's Named Executive Officers with respect to 2013, as disclosed pursuant to the compensation disclosure rules and regulations of the SEC, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion, is hereby APPROVED. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

ADMISSION TICKET Annual Meeting of Stockholders Thursday, May 15, 2014 10:00 a.m. (CDT) Westin Stonebriar Resort Conference Center 1549 Legacy Drive Frisco, Texas 75034 If you wish to attend the Annual Meeting of Stockholders in person please present this admission ticket and a valid picture identification for admission. Cameras, recording equipment and other electronic devices will not be permitted at the Annual Meeting. Directions to the Annual Meeting are on our website at www.drpeppersnapplegroup.com under Investors and Events & Presentations captions. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Amended Notice and Supplemental Information and Form 10-K are available at www.proxyvote.com. M73087-P45502 DR PEPPER SNAPPLE GROUP, INC. ANNUAL MEETING OF STOCKHOLDERS — MAY 15, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Larry D. Young, Martin M. Ellen, and James L. Baldwin, or any of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of Dr Pepper Snapple Group, Inc. held of record or in an applicable plan by the undersigned at the close of business on March 17, 2014, at the Annual Meeting of Stockholders to be held at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034, at 10:00 a.m., Central Daylight Time, on Thursday, May 15, 2014, or any postponement or adjournment thereof. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR each of the nominees for director in Proposal 1, FOR ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2014 in Proposal 2, FOR the advisory resolution to approve the compensation of the Company's Named Executive Officers as set forth in Proposal 3, AGAINST the stockholder proposal set forth in Proposal 4, and FOR the approval of the amendment to performance-based criteria under 2009 Stock Plan and approval of such criteria under 162(m) for future awards as set forth in Proposal 5. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. IMPORTANT: THIS PROXY CARD MUST BE SIGNED ON THE REVERSE SIDE.